Boston Private Financial Holdings, Inc. Reports Second Quarter 2016 Results
Second Quarter Highlights:

•	Net Interest Income Growth: Net Interest Income increased 9% year-over-year and decreased 1% linked quarter to $49.2 million.

•
Deposit and Loan Growth: Average Total Deposits increased 6% and Average Total Loans grew 7% year-over-year. Average Total Deposits and Average Total Loans were both $5.7 billion for the quarter, reflecting a linked quarter decrease of 3% and an increase of 2%, respectively.

•
Assets Under Management: Total Assets Under Management/Advisory (“AUM”) decreased 8% year-over-year to $27.3 billion, reflecting negative net flows partly offset by positive market action. On a linked quarter basis, AUM increased 2% due to positive market action partly offset by negative net flows.

•
Provision Credit: The Company recorded a provision credit of $2.5 million due to net recoveries of $1.9 million and a decline in Criticized loans, compared to a provision credit of $3.1 million for the first quarter of 2016.

Boston, MA - July 20, 2016 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “BPFH”) today reported second quarter 2016 GAAP Net Income Attributable to the Company of $16.4 million, compared to $18.0 million for the first quarter of 2016. Second quarter 2016 diluted earnings per share were $0.18, compared to $0.21 in the first quarter of 2016 and $0.20 in the second quarter of 2015.
"We are pleased with the Company's overall performance amid a turbulent macro environment," said Clayton G. Deutsch, CEO. "Our Private Bank continues to deliver strong and consistent performance, while our fee-based businesses demonstrated resiliency confronting market pressure. We are excited about the geographic balance of new business as we maintain our focus on improving our client offering and increasing client introductions to position the Company favorably for the long-term."

Core Fees and Income
Core Fees and Income were flat linked quarter at $37.6 million. Year-over-year, Core Fees and Income are down 7% due primarily to lower levels of AUM offset by higher Other Banking Fee Income.
AUM increased to $27.3 billion in the second quarter, up 2% from $26.8 billion in the first quarter of 2016, reflecting positive market action partly offset by negative net flows. AUM decreased 8% year-over-year due to negative net flows partly offset by positive market action. The Company experienced negative net flows of $199 million during the second quarter, compared to negative $761 million and negative $193 million in the first quarter of 2016 and second quarter of 2015, respectively. Net flows attributable to Boston Private Wealth for the second quarter were negative $39 million compared to negative $422 million in the first quarter of 2016 and negative $243 million in the second quarter of 2015.
Net Interest Income
Net Interest Income for the second quarter was $49.2 million, down 1% from $49.9 million for the first quarter of 2016. On a year-over-year basis, Net Interest Income increased 9% from $45.1 million.  The current quarter includes $0.6 million of interest recovered on previous nonaccrual loans while the first quarter of 2016 and second quarter of 2015 includes interest recoveries of $1.1 million and $0.1 million, respectively. Excluding interest recovered on previous nonaccrual loans, Net Interest Income on an FTE basis was flat, while it increased 7% year-over-year.
Net Interest Margin was 2.91% for the second quarter, down five basis points from 2.96% for the first quarter of 2016. Net Interest Margin was up one basis point from 2.90% for the second quarter of 2015. Excluding interest recovered on previous nonaccrual loans, Net Interest Margin was down 2 basis points linked quarter and year-over-year to 2.88%.
Total Operating Expenses
Total Operating Expenses for the second quarter of 2016 were $64.7 million, down 3% from $66.7 million for the first quarter of 2016. On a year-over-year basis, Total Operating Expenses increased 4% from $62.4 million, primarily due to higher occupancy and restructuring expense. Restructuring Expense in the second quarter of 2016 was $0.9 million while the first quarter of 2016 and the second quarter of 2015 included Restructuring Expense of $1.1 million and $0.2 million, respectively.
Provision and Asset Quality
The Company recorded a provision credit of $2.5 million for the second quarter of 2016, compared to a provision credit of $3.1 million for the first quarter of 2016 and no provision for the second quarter of 2015. The provision credit was driven by net recoveries of $1.9 million and a decline in Criticized Loans.
Criticized Loans decreased 10% linked quarter and year-over-year to $150.7 million. Nonaccrual Loans (“Nonaccruals”) decreased 21% to $19.2 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 36% from $29.9 million. As a percentage of Total Loans, Nonaccruals were 33 basis points at June 30, 2016, down 10 basis points from March 31, 2016, and down 21 basis points from June 30, 2015.
Additional credit metrics are listed below:

(In millions)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total Criticized Loans	$150.7	$166.9	$154.1	$160.9	$167.3
Total Loans 30-89 Days Past Due and Accruing (12)	$7.6	$8.3	$13.1	$7.0	$4.3
Total Net Loans (Charged-off)/ Recovered	$1.9	$1.1	$0.9	$(1.6)	$1.0
Allowance for Loan Losses/ Total Loans	1.32%	1.35%	1.37%	1.41%	1.43%
Capital Ratios
Capital ratios are listed below:

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
BPFH Ratios:
Total Risk-Based Capital *	14.0%	14.0%	13.9%	13.8%	13.9%
Tier I Risk-Based Capital *	12.7%	12.7%	12.6%	12.6%	12.7%
Tier I Leverage Capital *	9.6%	9.5%	9.5%	9.6%	9.9%
TCE/TA (4)	7.4%	7.3%	7.0%	7.2%	7.2%
Tier I Common Equity/ Risk Weighted Assets *	10.0%	9.9%	9.8%	9.7%	9.8%
*June 30, 2016 information is presented based on estimated data.

Dividend Payments
Concurrent with the release of second quarter 2016 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.10 per share. The record date for this dividend is August 5, 2016, and the payment date is August 19, 2016.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is August 15, 2016, and the payment date is September 15, 2016.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; total operating expense excluding restructuring; the efficiency ratio (FTE basis); and Net Interest Income and Net Interest Margin excluding interest recovered on previous nonaccrual loans; to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Thursday, July 21, 2016, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 8680929

Replay Information:
Available from July 21, 2016 at 12 noon until July 28, 2016
Dial In #: (877) 344-7529
Conference Number: 10089337
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Florida, Wisconsin, Texas and the Washington D.C. area. The Company has a Private Banking balance sheet of greater than $7 billion, and manages approximately $27 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Adam Bromley
Vice President Corporate Finance and Director of Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-4386
abromley@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$126,167	$113,946	$238,694	$43,640	$63,099
Investment securities available for sale	1,191,523	1,151,529	1,084,510	1,023,255	992,007
Investment securities held to maturity	105,297	111,337	116,352	121,679	128,258
Stock in Federal Home Loan Banks	44,374	34,202	35,181	35,518	35,668
Loans held for sale	4,677	5,383	8,072	7,685	19,512
Total loans	5,751,497	5,658,181	5,719,212	5,607,472	5,463,250
Less: Allowance for loan losses	75,753	76,427	78,500	79,246	78,251
Net loans	5,675,744	5,581,754	5,640,712	5,528,226	5,384,999
Other real estate owned (“OREO”)	2,042	98	776	776	929
Premises and equipment, net	31,752	31,575	31,036	30,841	31,337
Goodwill	152,082	152,082	152,082	152,082	152,082
Intangible assets, net	29,836	31,422	33,007	34,806	36,461
Fees receivable	11,129	11,041	11,258	11,308	12,486
Accrued interest receivable	18,061	17,590	17,950	17,039	16,383
Deferred income taxes, net	36,942	43,164	51,699	45,438	47,388
Other assets	149,975	128,540	121,179	128,235	125,330
Total assets	$7,579,601	$7,413,663	$7,542,508	$7,180,528	$7,045,939
Liabilities:
Deposits	$5,536,092	$5,786,860	$6,040,437	$5,647,859	$5,429,028
Deposits Held For Sale	110,558	—	—	—	—
Securities sold under agreements to repurchase	43,304	63,182	58,215	35,698	26,660
Federal funds purchased	180,000	40,000	—	60,000	100,000
Federal Home Loan Bank borrowings	678,012	523,952	461,324	461,899	541,529
Junior subordinated debentures	106,363	106,363	106,363	106,363	106,363
Other liabilities	135,289	114,223	111,468	109,695	95,074
Total liabilities	6,789,618	6,634,580	6,777,807	6,421,514	6,298,654
Redeemable Noncontrolling Interests (“RNCI”)	15,843	16,938	18,088	18,257	19,200
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	47,753	47,753	47,753
Common stock, $1.00 par value; authorized: 170,000,000 shares	83,380	83,024	83,411	83,645	83,540
Additional paid-in capital	597,989	599,825	600,670	598,968	597,424
Retained earnings/ (accumulated deficit)	28,985	21,740	12,886	5,960	(1,003)
Accumulated other comprehensive income/ (loss)	12,654	6,687	(1,500)	1,287	(2,525)
Total Company’s shareholders’ equity	770,761	759,029	743,220	737,613	725,189
Noncontrolling interests	3,379	3,116	3,393	3,144	2,896
Total shareholders’ equity	774,140	762,145	746,613	740,757	728,085
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$7,579,601	$7,413,663	$7,542,508	$7,180,528	$7,045,939

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$49,731	$50,046	$49,463	$48,058	$46,663
Taxable investment securities	1,507	1,594	1,239	1,094	1,075
Non-taxable investment securities	1,400	1,390	1,348	1,264	1,125
Mortgage-backed securities	2,982	3,065	2,863	2,681	2,775
Federal funds sold and other	405	507	449	425	282
Total interest and dividend income	56,025	56,602	55,362	53,522	51,920
Interest expense:
Deposits	4,075	4,182	4,281	4,007	3,822
Federal Home Loan Bank borrowings	2,139	1,953	1,960	2,051	2,017
Junior subordinated debentures	584	578	973	979	967
Repurchase agreements and other short-term borrowings	58	10	8	12	29
Total interest expense	6,856	6,723	7,222	7,049	6,835
Net interest income	49,169	49,879	48,140	46,473	45,085
Provision/ (credit) for loan losses	(2,535)	(3,133)	(1,655)	2,600	—
Net interest income after provision/ (credit) for loan losses	51,704	53,012	49,795	43,873	45,085
Fees and other income:
Investment management fees	10,627	10,658	10,889	11,360	11,731
Wealth advisory fees	12,551	12,712	12,569	12,515	12,678
Wealth management and trust fees	11,208	10,916	11,782	12,424	13,545
Other banking fee income	2,982	3,233	1,719	2,780	2,031
Gain on sale of loans, net	197	209	178	364	362
Total core fees and income	37,565	37,728	37,137	39,443	40,347
Gain/ (loss) on sale of investments, net	245	1	215	5	8
Gain/ (loss) on OREO, net	—	280	—	35	—
Other	(1,015)	13	366	(37)	2,305
Total other income	(770)	294	581	3	2,313
Operating expense:
Salaries and employee benefits	40,614	42,560	39,520	37,938	39,816
Occupancy and equipment	9,928	9,587	9,989	9,064	9,095
Professional services	3,015	3,515	3,778	2,848	3,214
Marketing and business development	1,811	2,170	4,001	2,008	1,706
Contract services and data processing	1,737	1,679	1,505	1,600	1,495
Amortization of intangibles	1,586	1,586	1,799	1,655	1,655
FDIC insurance	1,015	1,020	1,089	916	963
Restructuring	905	1,112	2,000	1,504	220
Other	4,120	3,480	3,726	4,396	4,254
Total operating expense	64,731	66,709	67,407	61,929	62,418
Income before income taxes	23,768	24,325	20,106	21,390	25,327
Income tax expense	7,626	7,438	5,638	8,182	8,000
Net income from continuing operations	16,142	16,887	14,468	13,208	17,327
Net income from discontinued operations (1)	1,245	2,065	1,455	1,316	1,546
Net income before attribution to noncontrolling interests	17,387	18,952	15,923	14,524	18,873
Less: Net income attributable to noncontrolling interests	989	911	921	994	1,263
Net income attributable to the Company	$16,398	$18,041	$15,002	$13,530	$17,610

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Six Months Ended
	June 30, 2016	June 30, 2015
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$99,777	$94,663
Taxable investment securities	3,101	2,070
Non-taxable investment securities	2,790	2,146
Mortgage-backed securities	6,047	5,389
Federal funds sold and other	912	516
Total interest and dividend income	112,627	104,784
Interest expense:
Deposits	8,257	7,714
Federal Home Loan Bank borrowings	4,092	3,948
Junior subordinated debentures	1,162	1,923
Repurchase agreements and other short-term borrowings	68	42
Total interest expense	13,579	13,627
Net interest income	99,048	91,157
Provision/ (credit) for loan losses	(5,668)	(2,500)
Net interest income after provision/ (credit) for loan losses	104,716	93,657
Fees and other income:
Investment management fees	21,285	23,445
Wealth advisory fees	25,263	25,353
Wealth management and trust fees	22,124	27,103
Other banking fee income	6,215	3,941
Gain on sale of loans, net	406	665
Total core fees and income	75,293	80,507
Gain/ (loss) on sale of investments, net	246	16
Gain/ (loss) on OREO, net	280	89
Other	(1,002)	3,393
Total other income	(476)	3,498
Operating expense:
Salaries and employee benefits	83,174	81,943
Occupancy and equipment	19,515	18,130
Professional services	6,530	6,235
Marketing and business development	3,981	3,054
Contract services and data processing	3,416	2,932
Amortization of intangibles	3,172	3,257
FDIC insurance	2,035	1,974
Restructuring	2,017	220
Other	7,600	8,100
Total operating expense	131,440	125,845
Income before income taxes	48,093	51,817
Income tax expense	15,064	16,572
Net income from continuing operations	33,029	35,245
Net income from discontinued operations (1)	3,310	3,640
Net income before attribution to noncontrolling interests	36,339	38,885
Less: Net income attributable to noncontrolling interests	1,900	2,492
Net income attributable to the Company	$34,439	$36,393

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$16,398	$18,041	$15,002	$13,530	$17,610
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(970)	(289)	(1,182)	159	(1,026)
Net Income Attributable to the Common Shareholders, treasury stock method	$15,428	$17,752	$13,820	$13,689	$16,584

End of Period Common Shares Outstanding	83,380,426	83,023,755	83,410,961	83,645,364	83,539,785

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,236,809	81,301,499	81,134,931	81,103,938	80,778,562
Weighted average diluted shares outstanding (3)	83,519,939	83,279,866	83,579,050	83,438,413	83,260,383

Diluted Total Earnings per Share	$0.18	$0.21	$0.17	$0.16	$0.20

	Six Months Ended
PER SHARE DATA:	June 30, 2016	June 30, 2015
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$34,439	$36,393
Adjustments to Net Income Attributable to the Company to arrive at Net Income Attributable to Common Shareholders, treasury stock method (2)	(1,259)	(1,989)
Net Income Attributable to the Common Shareholders, treasury stock method	$33,180	$34,404

Weighted Average Shares Outstanding:
Weighted average basic shares outstanding	81,269,154	80,647,191
Weighted average diluted shares outstanding (3)	83,391,057	83,111,228

Diluted Total Earnings per Share	$0.40	$0.41

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
FINANCIAL DATA:
Book Value Per Common Share	$8.71	$8.60	$8.38	$8.29	$8.14
Tangible Book Value Per Share (4)	$6.53	$6.39	$6.16	$6.05	$5.89
Market Price Per Share	$11.78	$11.45	$11.34	$11.70	$13.41

ASSETS UNDER MANAGEMENT AND ADVISORY:
Wealth Management and Trust	$7,313,000	$7,137,000	$7,976,000	$8,060,000	$9,028,000
Investment Managers	10,006,000	9,838,000	9,952,000	9,830,000	10,695,000
Wealth Advisory	9,974,000	9,857,000	9,688,000	9,537,000	9,941,000
Less: Inter-company Relationship	(17,000)	(21,000)	(21,000)	(21,000)	(22,000)
Total Assets Under Management and Advisory	$27,276,000	$26,811,000	$27,595,000	$27,406,000	$29,642,000

FINANCIAL RATIOS:
Total Equity/ Total Assets	10.21%	10.28%	9.90%	10.32%	10.33%
Tangible Common Equity/ Tangible Assets (4)	7.36%	7.34%	6.98%	7.24%	7.17%
Tier I Common Equity/ Risk Weighted Assets (4)	9.95%	9.92%	9.80%	9.73%	9.77%
Allowance for Loan Losses/ Total Loans	1.32%	1.35%	1.37%	1.41%	1.43%
Allowance for Loan Losses/ Nonaccrual Loans	395%	314%	295%	258%	262%
Return on Average Assets - Three Months Ended (Annualized)	0.88%	0.99%	0.81%	0.74%	1.02%
Return on Average Common Equity - Three Months Ended (Annualized) (5)	8.68%	9.84%	8.06%	7.32%	9.91%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (5)	12.43%	14.11%	11.92%	10.93%	14.63%
Efficiency Ratio - Three Months Ended (6)	70.41%	70.87%	71.59%	66.18%	66.99%

DEPOSIT DETAIL:
Demand deposits (noninterest-bearing)	$1,636,273	$1,609,669	$1,689,604	$1,555,609	$1,486,251
NOW	547,777	565,394	588,337	489,104	509,625
Savings	70,553	76,019	72,336	74,516	71,626
Money market	2,771,080	2,959,328	3,105,172	2,938,427	2,772,572
Certificates of deposit	510,409	576,450	584,988	590,203	588,954
Total Deposits	$5,536,092	$5,786,860	$6,040,437	$5,647,859	$5,429,028

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	06/30/16	03/31/16	06/30/15	06/30/16	03/31/16	06/30/15	06/30/16	03/31/16	06/30/15
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$372,413	$392,579	$342,259	$1,507	$1,594	$1,075	1.62%	1.63%	1.26%
Non-taxable investment securities (8)	261,678	262,227	242,387	2,153	2,138	1,731	3.29%	3.26%	2.86%
Mortgage-backed securities	588,419	564,826	538,688	2,982	3,065	2,775	2.03%	2.17%	2.06%
Federal funds sold and other	124,790	185,253	90,616	405	507	282	1.29%	1.08%	1.23%
Total Cash and Investments	1,347,300	1,404,885	1,213,950	7,047	7,304	5,863	2.09%	2.08%	1.93%
Loans (9):
Commercial and Industrial (8)	1,084,821	1,065,614	988,536	10,813	10,920	10,438	3.94%	4.05%	4.18%
Commercial Real Estate	1,910,968	1,859,557	1,740,606	19,559	19,797	18,323	4.05%	4.21%	4.16%
Construction and Land	150,927	174,867	145,405	1,456	1,648	1,252	3.82%	3.73%	3.41%
Residential	2,256,296	2,229,680	2,160,987	17,441	17,302	16,637	3.09%	3.10%	3.08%
Home Equity	123,687	119,349	120,303	1,073	1,082	1,058	3.49%	3.65%	3.53%
Other Consumer	177,805	157,508	169,726	1,073	965	980	2.43%	2.47%	2.32%
Total Loans	5,704,504	5,606,575	5,325,563	51,415	51,714	48,688	3.58%	3.66%	3.63%
Total Earning Assets	7,051,804	7,011,460	6,539,513	58,462	59,018	54,551	3.30%	3.35%	3.32%
LESS: Allowance for Loan Losses	77,345	80,273	77,938
Cash and due From Banks (Non-Interest Bearing)	40,253	39,943	41,596
Other Assets	427,013	420,909	410,296
TOTAL AVERAGE ASSETS	$7,441,725	$7,392,039	$6,913,467
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (9):
NOW	$554,565	$542,617	$517,281	$104	$87	$77	0.08%	0.06%	0.06%
Savings	75,431	75,433	71,842	23	23	10	0.12%	0.12%	0.06%
Money Market	2,897,151	3,055,242	2,754,817	2,836	2,902	2,551	0.39%	0.38%	0.37%
Certificates of Deposit	559,271	578,310	597,617	1,112	1,170	1,184	0.80%	0.81%	0.79%
Total Interest-Bearing Deposits (13)	4,086,418	4,251,602	3,941,557	4,075	4,182	3,822	0.40%	0.40%	0.39%
Junior Subordinated Debentures	106,363	106,363	106,363	584	578	967	2.17%	2.15%	3.60%
FHLB Borrowings and Other	719,655	524,892	576,403	2,197	1,963	2,046	1.21%	1.48%	1.40%
Total Interest-Bearing Liabilities	4,912,436	4,882,857	4,624,323	6,856	6,723	6,835	0.56%	0.55%	0.59%
Noninterest Bearing Demand Deposits (9) (13)	1,628,057	1,621,666	1,443,228
Payables and Other Liabilities	116,444	110,959	97,641
Total Average Liabilities	6,656,937	6,615,482	6,165,192
Redeemable Noncontrolling Interests	19,725	21,157	22,760
Average Shareholders' Equity	765,063	755,400	725,515
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$7,441,725	$7,392,039	$6,913,467
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$51,606	$52,295	$47,716
LESS: FTE Adjustment (8)				2,437	2,416	2,631
Net Interest Income (GAAP Basis)				$49,169	$49,879	$45,085
Interest Rate Spread							2.74%	2.80%	2.73%
Bank only Net Interest Margin							2.95%	3.01%	2.97%
Net Interest Margin							2.91%	2.96%	2.90%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance		Interest Income/Expense		Average Yield/Rate
(In thousands)	Six Months Ended		Six Months Ended		Six Months Ended
AVERAGE BALANCE SHEET:	06/30/16	06/30/15	06/30/16	06/30/15	06/30/16	06/30/15
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$373,486	$331,565	$3,101	$2,070	1.66%	1.25%
Non-taxable investment securities (8)	261,952	236,352	4,291	3,301	3.28%	2.79%
Mortgage-backed securities	576,623	527,423	6,047	5,389	2.10%	2.04%
Federal funds sold and other	163,965	118,749	912	516	0.80%	0.93%
Total Cash and Investments	1,376,026	1,214,089	14,351	11,276	2.05%	1.87%
Loans (9):
Commercial and Industrial (8)	1,075,217	961,139	21,732	21,590	4.00%	3.64%
Commercial Real Estate	1,885,263	1,763,216	39,356	37,461	4.13%	4.23%
Construction and Land	162,897	138,882	3,104	2,328	3.77%	3.33%
Residential	2,242,988	2,150,813	34,743	33,292	3.10%	3.10%
Home Equity	121,518	118,001	2,155	2,071	3.57%	3.54%
Other Consumer	167,657	166,030	2,039	1,921	2.45%	2.33%
Total Loans	5,655,540	5,298,081	103,129	98,663	3.62%	3.71%
Total Earning Assets	7,031,566	6,512,170	117,480	109,939	3.31%	3.37%
LESS: Allowance for Loan Losses	78,809	77,491
Cash and due From Banks (Non-Interest Bearing)	40,136	39,894
Other Assets	424,402	411,724
TOTAL AVERAGE ASSETS	$7,417,295	$6,886,297
AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits (9):
NOW	$548,591	$522,414	$191	$154	0.07%	0.06%
Savings	75,432	71,966	47	37	0.12%	0.10%
Money Market	2,976,057	2,783,569	5,737	5,146	0.39%	0.37%
Certificates of Deposit	568,791	600,992	2,282	2,377	0.81%	0.80%
Total Interest-Bearing Deposits (13)	4,168,871	3,978,941	8,257	7,714	0.40%	0.39%
Junior Subordinated Debentures	106,363	106,363	1,162	1,923	2.16%	3.60%
FHLB Borrowings and Other	622,273	523,691	4,160	3,990	1.32%	1.52%
Total Interest-Bearing Liabilities	4,897,507	4,608,995	13,579	13,627	0.55%	0.59%
Noninterest Bearing Demand Deposits (9) (13)	1,624,928	1,434,460
Payables and Other Liabilities	113,747	100,529
Total Average Liabilities	6,636,182	6,143,984
Redeemable Noncontrolling Interests	20,497	22,205
Average Shareholders' Equity	760,616	720,108
TOTAL AVERAGE LIABILITIES, RNCI, AND SHAREHOLDERS' EQUITY	$7,417,295	$6,886,297
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)			$103,901	$96,312
LESS: FTE Adjustment (8)			4,853	5,155
Net Interest Income (GAAP Basis)			$99,048	$91,157
Interest Rate Spread					2.76%	2.78%
Bank only Net Interest Margin					2.98%	3.02%
Net Interest Margin					2.93%	2.95%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
LOAN DATA (10):
Commercial and Industrial Loans:
New England	$814,839	$849,615	$894,277	$827,301	$793,897
San Francisco Bay Area	116,224	118,385	122,754	125,093	121,477
Southern California	111,854	101,971	94,524	84,428	87,038
Total Commercial and Industrial Loans	$1,042,917	$1,069,971	$1,111,555	$1,036,822	$1,002,412
Commercial Real Estate Loans:
New England	$797,450	$816,324	$799,109	$766,253	$728,820
San Francisco Bay Area	633,735	611,461	622,123	625,145	629,258
Southern California	546,127	497,734	492,902	512,250	469,337
Total Commercial Real Estate Loans	$1,977,312	$1,925,519	$1,914,134	$1,903,648	$1,827,415
Construction and Land Loans:
New England	$90,408	$106,258	$106,048	$111,280	$102,068
San Francisco Bay Area	36,808	35,281	52,876	35,627	45,221
Southern California	15,333	25,135	24,510	23,504	13,637
Total Construction and Land Loans	$142,549	$166,674	$183,434	$170,411	$160,926
Residential Loans:
New England	$1,385,102	$1,361,547	$1,368,192	$1,356,057	$1,316,705
San Francisco Bay Area	470,694	463,645	462,327	462,630	466,155
Southern California	424,320	391,683	399,021	393,199	392,648
Total Residential Loans	$2,280,116	$2,216,875	$2,229,540	$2,211,886	$2,175,508
Home Equity Loans:
New England	$91,728	$84,693	$83,712	$81,796	$85,057
San Francisco Bay Area	26,714	26,134	28,966	27,076	30,013
Southern California	7,044	7,980	7,150	5,915	5,395
Total Home Equity Loans	$125,486	$118,807	$119,828	$114,787	$120,465
Other Consumer Loans:
New England	$166,998	$145,450	$152,984	$161,186	$164,522
San Francisco Bay Area	8,299	8,347	4,530	5,782	6,793
Southern California	7,820	6,538	3,207	2,950	5,209
Total Other Consumer Loans	$183,117	$160,335	$160,721	$169,918	$176,524
Total Loans:
New England	$3,346,525	$3,363,887	$3,404,322	$3,303,873	$3,191,069
San Francisco Bay Area	1,292,474	1,263,253	1,293,576	1,281,353	1,298,917
Southern California	1,112,498	1,031,041	1,021,314	1,022,246	973,264
Total Loans	$5,751,497	$5,658,181	$5,719,212	$5,607,472	$5,463,250

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
CREDIT QUALITY (10):
Special Mention Loans:
New England	$27,903	$38,927	$40,121	$46,924	$53,626
San Francisco Bay Area	24,381	23,288	15,764	11,087	17,150
Southern California	15,044	24,710	13,326	12,718	5,659
Total Special Mention Loans	$67,328	$86,925	$69,211	$70,729	$76,435
Accruing Substandard Loans (11):
New England	$17,447	$19,157	$22,026	$16,996	$16,666
San Francisco Bay Area	19,750	20,235	19,990	20,108	20,396
Southern California	27,027	16,299	16,398	22,405	24,554
Total Accruing Substandard Loans	$64,224	$55,691	$58,414	$59,509	$61,616
Nonaccruing Loans:
New England	$13,028	$17,988	$19,572	$22,815	$17,943
San Francisco Bay Area	4,196	4,369	4,977	5,096	9,163
Southern California	1,964	1,999	2,022	2,816	2,785
Total Nonaccruing Loans	$19,188	$24,356	$26,571	$30,727	$29,891
Other Real Estate Owned:
New England	$2,042	$98	$191	$191	$344
San Francisco Bay Area	—	—	585	585	585
Southern California	—	—	—	—	—
Total Other Real Estate Owned	$2,042	$98	$776	$776	$929
Loans 30-89 Days Past Due and Accruing (12):
New England	$5,213	$4,723	$7,118	$6,733	$3,873
San Francisco Bay Area	70	986	2,806	14	110
Southern California	2,343	2,598	3,170	227	356
Total Loans 30-89 Days Past Due and Accruing	$7,626	$8,307	$13,094	$6,974	$4,339
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$1,276	$(2,146)	$120	$(1,618)	$106
San Francisco Bay Area	537	3,454	703	(57)	833
Southern California	48	(248)	86	70	49
Total Net Loans (Charged-off)/ Recovered	$1,861	$1,060	$909	$(1,605)	$988
Loans (Charged-off)/ Recovered, Net for the Six Months Ended:
New England	$(870)				$996
San Francisco Bay Area	3,991				3,571
Southern California	(200)				346
Total Net Loans (Charged-off)/ Recovered	$2,921				$4,913

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)	Net income from discontinued operations consists of contingent payments or expenses related to our divested affiliates, including Westfield Capital Management Company, LLC.

(2)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value and dividends paid on preferred stock.

(3)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earnings per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested restricted stock, and unexercised stock warrants. See Part II. Item 8. “Financial Statements and Supplementary Data - Note 16: Earnings Per Share” in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for additional information.

(4)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity (“TCE”) to Tangible Assets (“TA”) ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total Balance Sheet Assets	$7,579,601	$7,413,663	$7,542,508	$7,180,528	$7,045,939
LESS: Goodwill and Intangible Assets, net	(181,918)	(183,504)	(185,089)	(186,888)	(188,543)
Tangible Assets (non-GAAP)	$7,397,683	$7,230,159	$7,357,419	$6,993,640	$6,857,396
Total Shareholders' Equity	$774,140	$762,145	$746,613	$740,757	$728,085
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
LESS: Goodwill and Intangible Assets, net	(181,918)	(183,504)	(185,089)	(186,888)	(188,543)
Total adjusting items	(229,671)	(231,257)	(232,842)	(234,641)	(236,296)
Tangible Common Equity (non-GAAP)	$544,469	$530,888	$513,771	$506,116	$491,789
Total Equity/Total Assets	10.21%	10.28%	9.90%	10.32%	10.33%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.36%	7.34%	6.98%	7.24%	7.17%

Total Risk Weighted Assets *	$5,464,531	$5,412,514	$5,449,239	$5,397,148	$5,278,052
Tier I Common Equity *	$543,802	$536,925	$534,241	$525,004	$515,546
Tier I Common Equity/ Risk Weighted Assets	9.95%	9.92%	9.80%	9.73%	9.77%

End of Period Shares Outstanding	83,380,426	83,023,755	83,410,961	83,645,364	83,539,785

Book Value Per Common Share	$8.71	$8.60	$8.38	$8.29	$8.14
Tangible Book Value Per Share (non-GAAP)	$6.53	$6.39	$6.16	$6.05	$5.89
*     Risk Weighted Assets and Tier I Common Equity for June 30, 2016 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(5)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company annualizes income data based on the number of days in the period presented and a 365 day year. The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity. The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

	Three Months Ended
(In thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total average shareholders' equity	$765,063	$755,400	$743,150	$733,882	$725,515
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	(47,753)	(47,753)	(47,753)
Average common equity (non-GAAP)	717,310	707,647	695,397	686,129	677,762
LESS: Average goodwill and intangible assets, net	(182,787)	(184,415)	(185,983)	(187,728)	(189,420)
Average Tangible Common Equity (non-GAAP)	$534,523	$523,232	$509,414	$498,401	$488,342

Net income attributable to the Company	$16,398	$18,041	$15,002	$13,530	$17,610
LESS: Dividends on Series D preferred stock	(869)	(869)	(869)	(869)	(869)
Common net income (non-GAAP)	15,529	17,172	14,133	12,661	16,741
ADD: Amortization of intangibles, net of tax (35%)	1,031	1,031	1,169	1,076	1,076
Tangible common net income (non-GAAP)	$16,560	$18,203	$15,302	$13,737	$17,817

Return on Average Equity - (Annualized)	8.60%	9.69%	8.01%	7.31%	9.74%
Return on Average Common Equity - (Annualized) (non-GAAP)	8.68%	9.84%	8.06%	7.32%	9.91%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	12.43%	14.11%	11.92%	10.93%	14.63%

	Six Months Ended
(In thousands)	June 30, 2016	June 30, 2015
Total average shareholders' equity	$760,616	$720,108
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)
Average common equity (non-GAAP)	712,863	672,355
LESS: Average goodwill and intangible assets, net	(183,601)	(190,233)
Average Tangible Common Equity (non-GAAP)	$529,262	$482,122

Net income attributable to the Company	$34,439	$36,393
LESS: Dividends on Series D preferred stock	(1,738)	(1,738)
Common net income (non-GAAP)	32,701	34,655
ADD: Amortization of intangibles, net of tax (35%)	2,062	2,117
Tangible common net income (non-GAAP)	$34,763	$36,772

Return on Average Equity - (Annualized)	9.13%	10.19%
Return on Average Common Equity - (Annualized) (non-GAAP)	9.25%	10.39%
Return on Average Tangible Common Equity - (Annualized) (non-GAAP)	13.25%	15.38%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings, total operating expenses excluding restructuring expense, and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; from GAAP total operating expense to non-GAAP total operating expense excluding restructuring; and from GAAP efficiency ratio to Non-GAAP efficiency ratio (FTE basis), excluding restructuring, are presented below:

	Three Months Ended
(In thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Income before income taxes (GAAP)	$23,768	$24,325	$20,106	$21,390	$25,327
ADD BACK: Provision/ (credit) for loan losses	(2,535)	(3,133)	(1,655)	2,600	—
Pre-tax, pre-provision earnings (non-GAAP)	$21,233	$21,192	$18,451	$23,990	$25,327

Total operating expense (GAAP)	$64,731	$66,709	$67,407	$61,929	$62,418
Less: Amortization of intangibles	1,586	1,586	1,799	1,655	1,655
Less: Restructuring	905	1,112	2,000	1,504	220
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$62,240	$64,011	$63,608	$58,770	$60,543
Total operating expense (excluding restructuring) (non-GAAP)	63,826	65,597	65,407	60,425	62,198

Net interest income	$49,169	$49,879	$48,140	$46,473	$45,085
Total core fees and income	37,565	37,728	37,137	39,443	40,347
Total other income	(770)	294	581	3	2,313
FTE income	2,437	2,416	2,997	2,883	2,631
Total revenue (FTE basis)	$88,401	$90,317	$88,855	$88,802	$90,376
Efficiency Ratio, before deduction of intangible amortization (GAAP)	75.30%	75.89%	78.51%	72.08%	71.14%
Efficiency Ratio, FTE Basis excluding restructuring (non-GAAP)	70.41%	70.87%	71.59%	66.18%	66.99%

	Six Months Ended
(In thousands)	June 30, 2016	June 30, 2015
Income before income taxes (GAAP)	$48,093	$51,817
ADD BACK: Provision/ (credit) for loan losses	(5,668)	(2,500)
Pre-tax, pre-provision earnings (non-GAAP)	$42,425	$49,317

Total operating expense (GAAP)	$131,440	$125,845
Less: Amortization of intangibles	3,172	3,257
Less: Restructuring	2,017	220
Total operating expense (excluding amortization of intangibles and restructuring) (non-GAAP)	$126,251	$122,368
Total operating expense (excluding restructuring) (non-GAAP)	129,423	125,625

Net interest income	$99,048	$91,157
Total core fees and income	75,293	80,507
Total other income	(476)	3,498
FTE income	4,853	5,155
Total revenue (FTE basis)	$178,718	$180,317
Efficiency Ratio, before deduction of intangible amortization (GAAP)	75.60%	71.84%
Efficiency Ratio, FTE Basis excluding restructuring (non-GAAP)	70.64%	67.86%

(7)
The Company uses certain non-GAAP financial measures, such as: net interest income excluding interest recovered on previous nonaccrual loans and net interest margin excluding interest recovered on previous nonaccrual loans to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP net interest income to non-GAAP net interest income excluding interest recovered on previous nonaccrual loans; and from GAAP net interest margin to non-GAAP net interest margin excluding interest recovered on previous nonaccrual loans, are presented below:

	Three Months Ended
(In thousands)	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net interest income (GAAP basis)	$49,169	$49,879	$48,140	$46,473	$45,085
ADD: FTE income	2,437	2,416	2,997	2,883	2,631
Net interest income, FTE basis	51,606	52,295	51,137	49,356	47,716
LESS: Interest recovered on previously nonaccrual loans	565	1,089	255	298	69
Net interest income, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	51,041	51,206	50,882	49,058	47,647

Net Interest Margin (FTE basis)	2.91%	2.96%	2.88%	2.84%	2.90%
Net Interest Margin, FTE basis, excluding interest recovered on previously nonaccrual loans (non-GAAP)	2.88%	2.90%	2.86%	2.82%	2.90%

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Average Loans includes Loans Held for Sale and Nonaccrual Loans. Average Deposits includes Deposits Held for Sale.

(10)	The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices.

(11)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(12)
In addition to loans 30-89 days past due and accruing, at June 30, 2016, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the San Francisco Bay Area region. At March 31, 2016, December 31, 2015, and June 30, 2015, the Company had no loans outstanding more than 90 days past due but still on accrual status. At September 30, 2015, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. This loan originated in the New England region.

(13)	Average Total Deposits is the sum of Average Total Interest-Bearing Deposits and Average Noninterest Bearing Demand Deposits.